UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 14, 2016
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BREITBURN ENERGY PARTNERS LP
(Exact name of Registrant as specified in its charter)

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Delaware	001-33055	74-3169953
(State or other jurisdiction of incorporation of organization)	(Commission file number)	(I.R.S. employer identification number)

707 Wilshire Boulevard, Suite 4600 Los Angeles, CA	90017
(Address of principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (213) 225-5900
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Attached as Exhibit 99.1, which is incorporated herein by reference to this Current Report on Form 8-K, is a copy of the press release of Breitburn Energy Partners LP (the “Company”) dated April 14, 2016 relating to the Company’s election to suspend the declaration of any further distributions on its 8.25% Series A Cumulative Redeemable Perpetual Preferred Units and 8% Series B Perpetual Convertible Preferred Units and to defer a $33.5 million interest payment due with respect to its 7.875% senior notes maturing in April 2022 (the “2022 Notes”) and issued pursuant to the related Indenture, dated as of January 13, 2012, and a $13.2 million interest payment due with respect to its 8.625% senior notes maturing in October 2020 (the “2020 Notes” and, together with the 2022 Notes, the “Notes”) and issued pursuant to the related Indenture, dated as of October 6, 2010, with each such interest payment due on April 15, 2016 and subject to a thirty (30) day grace period. The Company has elected to utilize the grace period with respect to each series of Notes.
Failure to make the interest payment due with respect to each series of Notes prior to the expiration of the applicable grace period constitutes an “Event of Default” under each series of Notes and a cross-default under both the revolving credit facility and the 9.25% Senior Secured Second Lien Notes due May 2020 and issued pursuant to the related Indenture, dated as of April 8, 2015. With respect to each series of Notes, if such Event of Default continues, the Trustee under the related indenture or the holders of at least 25% in aggregate principal amount of the then outstanding Notes with respect to such series of Notes may declare all the Notes to be due and payable immediately.
The information set forth under Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release of Breitburn Energy Partners LP, dated April 14, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2016	BREITBURN ENERGY PARTNERS LP

	By:	BREITBURN GP LLC, its general partner

	By:	/s/ James G. Jackson
	Name:	James G. Jackson
	Title:	Executive Vice President & Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release of Breitburn Energy Partners LP, dated April 14, 2016.